Acquisitions and business divestments	12 Months Ended
Dec. 31, 2015
Acquisitions and business divestments
Acquisitions and business divestments

Note 3—Acquisitions and business divestments

Acquisitions

        Acquisitions were as follows:

($ in millions, except number of acquired businesses)	2015	2014	2013
Acquisitions (net of cash acquired)(1)	37	58	897
Aggregate excess of purchase price over fair value of net assets acquired(2)	34	9	525
Number of acquired businesses	3	6	7

(1)

Excluding changes in cost- and equity-accounted companies but including $2 million in 2013, representing the fair value of replacement vested stock options issued to Power-One employees at the acquisition date.

(2)

Recorded as goodwill (see Note 11). Includes adjustments of $42 million in 2014 and $63 million in 2013 arising during the measurement period of acquisitions, primarily reflecting a reduction in certain deferred tax liabilities related to Power-One and to Thomas & Betts Inc. (acquired in 2012), respectively.

        In the table above, the amount for "Acquisitions" and "Aggregate excess of purchase price over fair value of net assets acquired" in 2013 relates primarily to the acquisition of Power-One Inc. (Power-One).

        Acquisitions of controlling interests have been accounted for under the acquisition method and have been included in the Company's Consolidated Financial Statements since the date of acquisition.

        While the Company uses its best estimates and assumptions as part of the purchase price allocation process to value assets acquired and liabilities assumed at the acquisition date, the purchase price allocation for acquisitions is preliminary for up to 12 months after the acquisition date and is subject to refinement as more detailed analyses are completed and additional information about the fair values of the assets and liabilities becomes available.

        On July 25, 2013, the Company acquired all outstanding shares of Power-One for $6.35 per share in cash. The resulting cash outflows for the Company amounted to $737 million, representing $705 million for the purchase of the shares (net of cash acquired) and $32 million related to the cash settlement of Power-One stock options held at the acquisition date. Power-One is a provider of renewable energy solutions and a designer and manufacturer of photovoltaic inverters. During 2014, the Company disposed of the Power Solutions business of Power-One, which provided energy-efficient power conversion and power management solutions.

        The final aggregate allocation of the purchase consideration for business acquisitions in 2013, was as follows:

($ in millions)	Allocated amounts(1)	Weighted-average useful life
Intangible assets	208	7 years
Fixed assets	124
Deferred tax liabilities	(74)
Other assets and liabilities, net	93
Goodwill(2)	546

Total consideration (net of cash acquired)	897

(1)	Excludes measurement period adjustments related to prior year acquisitions.
(2)	Goodwill recognized is not deductible for income tax purposes.

Business divestments

        In 2014, the Company received proceeds (net of transaction costs and cash disposed) of $1,090 million, relating to divestments of consolidated businesses and recorded net gains of $543 million in "Other income (expense), net" on the sale of such businesses. In 2015 and 2013, there were no significant amounts recognized from divestments of consolidated businesses.